                            SCHEDULE 14A INFORMATION

                   Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934
                                (Amendment No. )

Filed by the Registrant [ X ]
Filed by a Party other than the Registrant [   ]

Check the appropriate box:
[   ]   Preliminary Proxy Statement
[   ]   Confidential, for Use of the Commission Only (as permitted by
        Rule 14a-6(e)(2))

[ X ]   Definitive Proxy Statement
[   ]   Definitive Additional Materials
[   ]   Soliciting Material Pursuant to Section 240.14a-11(c) or
        Section 240.14a-12

                                   AMDL, INC.
                (Name of Registrant as Specified In Its Charter)


     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[ X ]   No fee required.
[   ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

        1)      Title of each class of securities to which transaction applies:

        2)      Aggregate number of securities to which transaction applies:

        3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

        4)      Proposed maximum aggregate value of transaction:

        5)      Total fee paid:

[   ]   Fee paid previously with preliminary materials.
[   ]   Check box if any part of the fee is offset as provided by Exchange Act
        Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

        1)      Amount Previously Paid:

        2)      Form, Schedule or Registration Statement No.:

        3)      Filing Party:

        4)      Dated Filed:

                                   AMDL, INC.
                          2492 WALNUT AVENUE, SUITE 100
                            TUSTIN, CALIFORNIA 92780

                              --------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                                  JUNE 28, 2000
                                   10:00 A.M.

                              --------------------

         The Annual Meeting of Stockholders of AMDL, Inc. will be held at 2492 Walnut Avenue, Suite 100, Tustin, California 92780 on Wednesday, June 28, 2000, at 10:00 a.m. to consider and vote upon:

         1. The election of four directors to hold office until the next annual meeting of stockholders or until their successors are duly elected and qualified;

         2. The ratification of our appointment of Corbin & Wertz as our independent public accounts;

         3.       The ratification of our 1999 Stock Option Plan; and

         4. Such other business as may properly come before the Annual Meeting other than the matters listed above.

         Our board of directors has fixed the close of business on June 6, 2000 as the record date for determination of stockholders entitled to notice of, and to vote, at the Annual Meeting. TO ASSURE THAT YOUR SHARES WILL BE REPRESENTED AT THE ANNUAL MEETING, PLEASE MARK, SIGN, DATE AND PROMPTLY RETURN THE ACCOMPANYING PROXY CARD IN THE ENCLOSED ENVELOPE. YOU MAY REVOKE YOUR PROXY AT ANY TIME BEFORE IT IS VOTED.

         Stockholders are cordially invited to attend the meeting in person. Please indicate on the enclosed proxy whether you plan to attend the meeting. Stockholders may vote in person if they attend the meeting even though they have executed and returned a proxy.

                                   By Order of the Board of Directors,


                                   Vivian Frazier,
                                   Secretary

June 7, 2000
Tustin, California

                                   AMDL, INC.

                              --------------------

                                 PROXY STATEMENT
                         ANNUAL MEETING OF SHAREHOLDERS

                              --------------------

                                  INTRODUCTION

         This proxy statement is furnished by our board of directors in connection with the solicitation of proxies for use at the Annual Meeting of Stockholders to be held on June 28, 2000 and at any adjournments thereof. The Annual Meeting has been called to consider and vote upon the election of four
(4) directors, the approval of Corbin & Wertz as our independent auditors, the approval of our 1999 Stock Option Plan and to consider such other business as may properly come before the Annual Meeting. We are sending this proxy statement and the accompanying proxy to our stockholders on or about June 7, 2000.

PERSONS MAKING THE SOLICITATION

         The proxy is solicited on behalf of our board of directors. The original solicitation will be by mail. Following the original solicitation, our board of directors expects that certain individual stockholders will be further solicited through telephone or other oral communications from the board of directors. The board of directors does not intend to use specially engaged employees or paid solicitors. The board of directors intends to solicit proxies for shares which are held of record by brokers, dealers, banks or voting trustees, or their nominees, and may pay the reasonable expenses of such record holders for completing the mailing of solicitation materials to persons for whom they hold shares. We will bear all solicitation expenses.

TERMS OF THE PROXY

         The enclosed proxy indicates the matters to be acted upon at the Annual Meeting and provides boxes to be marked to indicate the manner in which your shares are to be voted with respect to such matters. By appropriately marking the boxes, you may specify whether the proxies shall vote for or against or shall be without authority to vote the shares represented by the proxy. The proxy also confers upon the proxies discretionary voting authority with respect to such other business as may properly come before the Annual Meeting.

         If the proxy is executed properly and is received by the proxy prior to the Annual Meeting, the shares represented by the proxy will be voted. Where you specify a choice with respect to the matter to be acted upon, your shares will be voted in accordance with your request. If you return your signed proxy but do not indicate your voting preferences, we will vote FOR the three proposals on your behalf. You have the right to revoke your proxy any time before the meeting by (1) notifying our Secretary, or (2) returning a later-dated proxy. You may also revoke your proxy by voting in person at the meeting.

                         VOTING RIGHTS AND REQUIREMENTS

VOTING SECURITIES

         Generally. The securities entitled to vote at the Annual Meeting consist of all of the issued and outstanding shares of our common stock and preferred stock. The common stock and the preferred stock vote together as a group on all matters to be put to a vote of the stockholders. The shares of the Series A Preferred Stock are convertible, at the option of the holders, into shares of common stock and each share of Series A Preferred Stock entitles its holder to cast the number of votes that such holder would be entitled to cast assuming that such shares of preferred stock had been converted, on the record date, into the maximum number of shares of common stock into which the preferred stock is then convertible.

         The close of business on June 6, 2000 has been fixed by our board of directors as the record date. Only stockholders of record as of the record date may vote at the Annual Meeting. As of the record date, we had 1,651,124 shares of common stock issued and outstanding and entitled to vote at the Annual Meeting. In addition, as of the record date, we had 405 shares of Series A Preferred Stock issued and outstanding which are convertible into a maximum of 101,250 shares of common stock. The holders of the common stock and the preferred stock shall vote together as a group on all matters submitted to the shareholders at the Annual Meeting.

QUORUM

         A majority of the outstanding shares, present or represented by proxy, constitutes a quorum for the Annual Meeting.

                        COMMON STOCK OWNERSHIP OF CERTAIN
                        BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth certain information regarding the beneficial ownership of the shares of common stock as of June 6, 2000 by (i) each person who is the beneficial owner of more than five percent (5%) of our common stock, (ii) each of our directors and executive officers and (iii) all directors and executive officers as a group.

                                                                   Percentage
Name and Address(1)                    Number of Shares             Owned(2)
-------------------------------       -------------------       ---------------
William M. Thompson III, M.D.              203,807(3)                 10.4%
Douglas C. MacLellan                        69,083(4)                  3.8%
Gary L. Dreher                             551,350(5)                 23.9%
Edward R. Arquilla, M.D., Ph.D.             57,633(6)                  3.2%
Vivian B. Frazier                            5,000(7)                   (8)
All Directors and Officers
as a group (5 persons)                     881,873                    33.5%

----------

(1)      Address is 2492 Walnut Avenue, Suite 100, Tustin, California, 92780.

(2) Assumes the conversion of 405 shares of Series A Preferred Stock into 101, 250 shares of common stock.

(3) Includes 188,283 shares of common stock issuable upon the exercise of currently outstanding warrants and options at an exercise price of $.68 per share and 15,000 shares of common stock issuable upon the exercise of options at $1.75 per share.

(4) Includes 53,583 shares of common stock issuable upon the exercise of currently outstanding warrants and options at an exercise price of $.68 per share and 15,000 shares of common stock issuable upon the exercise of options at $1.75 per share.

(5) Includes 1,250 shares of common stock issuable upon the exercise of currently outstanding options at an exercise price of $28.00 per share, 250,000 shares of common stock issuable upon the exercise of options at $0.68 per share, and 300,000 shares of common stock issuable upon the exercise of options at $1.75 per share.

(6) Includes 42,333 shares of common stock issuable upon the exercise of currently outstanding warrants and options at an exercise price of $.68 per share and 15,000 shares of common stock issuable upon the exercise of options at $1.75 per share.

(7) Represents 5,000 shares of common stock issuable upon the exercise of currently outstanding options at an exercise price of $.68 per share. Does not include options to purchase up to 10,000 shares of common stock issuable upon the exercise of outstanding options that are subject to vesting.

(8)      Less than one percent.

                            MATTERS TO BE ACTED UPON

ITEM 1:  ELECTION OF DIRECTORS

DIRECTORS

         Our Certificate of Incorporation gives our board of directors the power to set the number of directors at no less than three nor more than nine. The size of our board is currently set at four. The directors elected at the Annual Meeting will serve until the next Annual Meeting of stockholders.

         Our board of directors has nominated four (4) directors to be elected at the Annual Meeting to be held on June 28, 2000. These nominees are William M. Thompson, III, M.D., Gary L. Dreher, Edward R. Arquilla, M.D. and Douglas C. MacLellan. All of the nominees currently sit on our board of directors. Our board knows of no reason why any nominee for director would be unable to serve as a director. In the event that any of them should become unavailable prior to the Annual Meeting, the proxy will be voted for a substitute nominee or nominees designated by our board of directors or the number of directors may be reduced accordingly.

         The following table sets forth the name and age of each nominee for director, the year he was first elected a director and his position(s) with AMDL.

                                           Year First
                Name               Age      Elected                     Position
                ----               ---     ----------                   --------
William M. Thompson III, Ph.D.      72       1989        Chairman of the Board of Directors

Gary L. Dreher                      54       1999        President, Chief Executive Officer, and Director

Douglas C. MacLellan                43       1992        Director

Edward R. Arquilla, M.D., Ph.D.     77       1997        Director

         Dr. Thompson has been one of our directors since June 1989. From 1969 to the present, Dr. Thompson has been a practicing General Surgeon in Orange County, California. From 1975 to the present, Dr. Thompson has also served as Vice President for Medical Affairs and as a director of Beech Street in Irvine, California.

         Mr. Dreher joined AMDL in January 1998 as Vice President of Sales and Marketing. Mr. Dreher has served as our president and as a member of our board of directors since February 1999. From 1993 to 1997, Mr. Dreher served as president of Medical Market International of Yorba Linda, California, a marketing and management services company he co-founded. From 1991 to 1993, Mr. Dreher served as Vice President of Sales and Marketing for Apotex Scientific of Arlington, Texas, a division of Canada's largest pharmaceutical company. Mr. Dreher also currently serves on the board of directors of Optimum Care Corporation.

         Mr. MacLellan has been one of our directors since September 1992. From May 1992 to the present, Mr. MacLellan has served as President and Chief Executive Officer of The MacLellan Group, Inc., a privately held financial advisory firm. Since May 1997, Mr. MacLellan has also served as a director and co-founder of Datalex Corporation, a Canadian based millennium software solution provider. From November 1996 to February 1998, Mr. MacLellan was a member of the board of directors and Investment Committee of the Strategic East European Fund. From November 1995 to March 1998, Mr. MacLellan was President, Chief Executive Officer and a director of PotraCom Wireless, Inc., a publicly held Canadian company engaged in the business of developing and operating cellular and wireless telecommunications ventures. Mr. MacLellan is also currently a member of the board of directors of Albion Offset Group, a privately held international trade advisory firm.

         Dr. Arquilla has been one of our directors since February 1997. From 1959 until 1994, Dr. Arquilla was a full time faculty member in the Department of Pathology at the University of Southern California, the University of California at Los Angeles and the University of California, Irvine. From 1968 to 1986, Dr. Arquilla also served as Professor and Chair of Pathology at U.C. Irvine and Chief of Pathology services at the U.C. Irvine Medical Center.

BOARD OF DIRECTORS MEETINGS AND COMMITTEES

         During the fiscal year ended December 31, 1999, there were nine meetings of the board of directors as well as numerous actions taken with the unanimous written consent of the directors. The board of directors has established a compensation committee consisting of Dr. Thompson and Mr. MacLellan. The compensation committee reviews and recommends to the board of directors the compensation and benefits of all of our officers and reviews general policy matters relating to compensation benefits of our employees. The board of directors has also established an audit committee consisting of Mr. MacLellan, Dr. Thompson and Mr. Dreher. Mr. MacLellan serves as the Chairman of the audit committee. The audit committee reviews the qualifications of the independent auditors, our annual and interim financial statements, the independent auditor's report, significant reporting or operating issues and corporate policies and procedures as they relate to accounting and financial controls.

                  EXECUTIVE COMPENSATION AND OTHER INFORMATION

         CASH COMPENSATION OF EXECUTIVE OFFICERS. The following table sets forth the total compensation earned by the Chief Executive Officer and all other executive officers who earned in excess of $100,000 per annum during any of our last three fiscal years.

                                         Annual Compensation                                   Long-Term Compensation
                          --------------------------------------------------    --------------------------------------------------
                                                                                                    Common Shares
                                                                   Other          Restricted     Underlying Options
                                                   Annual         Awards        Stock Granted          Granted         All Other
 Name and Position        Year       Salary        Bonus       Compensation          ($)              (# Shares)      Compensation
 -----------------        ----      --------       ------      -------------    -------------    ------------------   ------------
Gary L. Dreher,           1999      $150,000(2)     -0-          $  6,000(3)         -0-               250,000             -0-
President and CEO(1)      1998      $100,000        -0-          $ 11,791(3)         -0-                 1,250             -0-
                          1997           N/A        -0-               -0-            -0-                   -0-             -0-

That T. Ngo,              1999      $ 37,000(6)     -0-          $138,710(7)         -0-               100,000             -0-
President and CEO(4)      1998      $222,000(5)     -0-               -0-            -0-                   -0-             -0-
                          1997      $222,000        -0-               -0-            -0-                   -0-             -0-

----------

(1) Mr. Dreher served as our Vice President of Sales and Marketing from January 1998 to February 1999 with an annual salary of $100,000. Effective February 26, 1999, Mr. Dreher became our President and Chief Executive Officer with an annual salary of $160,000.

(2) At December 31, 1999, $40,000 of Mr. Dreher's salary had been accrued and was owing to him. Effective January 1, 2000, Mr. Dreher's compensation was also raised to $222,000 per annum.

(3) Represents commissions of $5,791 and a car allowance of $6,000 earned by Mr. Dreher in 1998 and a car allowance of $6,000 earned in 1999. At December 31, 1999, $2,179 of the commissions and $6,000 of the car allowances were accrued and owing to Mr. Dreher.

(4) Dr. Ngo resigned from his positions as our President and as a director effective February 26, 1999.

(5) Although Dr. Ngo earned $222,000 in 1998, he was actually paid only $180,500 in 1998. The remaining unpaid portion was eventually canceled in July 1999 as part of our debt restructuring. For a more complete description of our debt restructuring, see "Certain Relationships and Related Transactions".

(6) Although Dr. Ngo earned $37,000 in 1999, he was actually paid only $21,062 in 1999. The remaining unpaid portion was eventually canceled on July 1, 1999 as part of our debt restructuring. For a more complete description of our debt restructuring, see "Certain Relationships and Related Transactions." Dr. Ngo was engaged by us as a consultant on October 1, 1999.

(7) Represents $27,710 of vacation pay paid to Dr. Ngo in 1999 and $111,000 of salary continuation per his employment agreement which was accrued and eventually canceled in July 1999 as part of our debt restructuring. For a more complete description of our debt restructuring, see "Certain Relationships and Related Transactions".

OPTION/SAR GRANTS IN LAST FISCAL YEAR

                                                INDIVIDUAL GRANTS
----------------------------------------------------------------------------------------------------------------
                                                           % of Total
                           Number of Securities       Options/SARs Granted        Exercise or
                         Underlying Options/SARs         to Employees in           Base Price        Expiration
        Name                   Granted (#)                 Fiscal Year               ($/Sh)             Date
---------------------    -------------------------    ----------------------    -----------------    -----------
    Gary Dreher,
 President and CEO              250,000(1)                    65%*                    0.68            6/30/04

-------------
*Exclusive of warrants issued on July 1, 1999 for debt restructuring agreements with certain former employees and others.

                   AGGREGATED OPTION EXERCISED IN LAST FISCAL YEAR AND YEAR-END OPTION VALUES
-----------------------------------------------------------------------------------------------------------------
                         Shares         Value           Number of Securities             Value of Unexercised
                      Acquired on      Realized        Underlying Unexercised         In-the-Money Option/SARs at
      Name            Exercise(#)        ($)          Options/SARs at FY-End(#)                FY-End($)

                                                            Exercisable/                     Exercisable/
                                                           Unexerciseable                    Unexercisable
------------------    -------------    ----------    ---------------------------      ---------------------------
  Gary Dreher,             0               0                 250,000/0                        $267,500/0
President and CEO

Based on a price of $1.75 per share as quoted on the "pink sheets" on December 31, 1999.


DIRECTOR COMPENSATION

         Certain members of our board of directors receive cash compensation for their services. Effective January 1, 1999, until further notice, payment to directors for their services was suspended. However, the total of $81,000 accrued through June 30, 1999 was canceled in July 1999 as part of our debt restructuring. Director fees have accrued at a rate of $6,000 per month since July, 1999.

EMPLOYMENT AGREEMENTS

         In January 1998, we entered into a two year employment agreement with Gary L. Dreher to serve as our Vice President of Sales and Marketing. That agreement terminated by its own terms when Mr. Dreher assumed the positions of President and Chief Executive Officer in February 1999. However, pursuant to that January 1998 employment agreement, Mr. Dreher received options to purchase up to 1,250 shares of our common stock at the exercise price of $28.00 per share exercisable until December 2002. The options vest in installments of 157 each at the end of each of the eight calendar quarters after January 1, 1998. On November 23, 1999, we entered into a new employment agreement with Mr. Dreher. The agreement, which has a term of five years, provides for an annual base salary of $222,000 effective January 1, 2000. Among other provisions, the agreement also provides for an annual cash bonus for the years 2000 through 2003 subject to meeting certain sales goals. The annual bonus is to be computed as the difference between the average bid price of our common stock and $0.68 multiplied by 100,000, but not to exceed 10% of our net sales during the year in which the bonus was earned. The average bid price for a given year is equal to the average of the bid prices for our common stock on the 15th and 30th day of each month for the months July through December for each bonus year.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our officers and directors and those persons who beneficially own more than 10% of our outstanding shares of common stock to file reports of securities ownership and changes in such ownership with the Securities and Exchange Commission. Officers, directors and greater than 10% beneficial owners are also required by rules promulgated by the SEC to furnish us with copies of all Section 16(a) forms they file.

         Based solely upon a review of the copies of such forms furnished to us, or written representations that no Form 5 filings were required, we believe that during 1999 all Section 16(a) filing requirements applicable to our officers, directors and greater than 10% beneficial owners were complied with.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS.

CANCELLATION OF INDEBTEDNESS

         In June 1999, the board of directors approved a debt restructuring with certain holders of accrued salaries and other forms of indebtedness. We entered into debt restructuring agreements with eight current and former officers, directors and employees. Pursuant to these agreements, the former employees, officers and directors agreed to cancel accrued salaries and other forms of indebtedness totaling $865,357 in exchange for cash consideration in the aggregate amount of $84,412 and warrants to purchase an aggregate of 510,937 shares of common stock at an exercise price of $.68 per share. The warrants may be exercised at any time commencing on July 1, 1999 and expiring on July 1, 2004.

ITEM 2:  RATIFICATION OF APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS

         The board of directors recommends the ratification of the appointment of Corbin & Wertz as independent public accountants, to audit our consolidated financial statements for the year ending December 31, 2000 and to perform other appropriate services as directed by our management and board of directors.

         A proposal will be presented at the meeting to appoint Corbin & Wertz as independent public accountants. It is expected that a representative of Corbin & Wertz will be present at the Annual Meeting to respond to appropriate questions or to make a statement if he or she so desires. If the stockholders do not ratify Corbin & Wertz by the affirmative vote of a majority of the shares represented in person or by proxy at the meeting, other independent public accountants will be considered by the board of directors.

VOTE REQUIRED

           The ratification of Corbin & Wertz as our independent public accountants will require the affirmative vote of the holders of at least a majority of the outstanding shares of our common and preferred stock, voting together as a group, present or represented at the meeting. The board of directors recommends a vote "FOR" ratification of the appointment of Corbin & Wertz as our Company's independent public accountants.


ITEM 3:  APPROVAL OF 1999 STOCK OPTION PLAN

         On June 30, 1999, our board of directors adopted, subject to obtaining stockholder approval, the AMDL, Inc. 1999 Stock Option Plan. The stock option plan provides for the grant to employees, officers, directors, consultants and independent contractors of non-qualified stock options as well as for the grant of stock options to employees that qualify as incentive stock options under
Section 422 of the Internal Revenue Code of 1986. The stock option plan terminates on June 29, 2009. The purpose of the stock option plan is to enable the Company to attract and retain qualified persons as employees, officers and directors and others whose services are required by the Company, and to motivate such persons by providing them with an equity participation in the Company. The stock option plan reserved 2,000,000 shares of our common stock for issuance, subject to adjustment upon occurrence of certain events affecting our capitalization.

         The stock option plan is administered by the board of directors , which has, subject to specified limitations, the full authority to grant options and establish the terms and conditions for vesting and exercise thereof. The exercise price of incentive stock options granted under the stock option plan is required to be no less than the fair market value of the common stock on the date of grant (110% in the case of a greater than 10% stockholder). The exercise price of non-qualified stock options is required to be no less than 85% of the fair market value of the common stock on the date of grant. Options may be granted for terms of up to 10 years (5 years in the case of incentive stock options granted to greater than 10% stockholders). No optionee may be granted incentive stock options such that the fair market value of the options which first become exercisable in any one calendar year exceeds $100,000. If an optionee ceases to be employed by, or ceases to have a relationship with us, such optionee's options expire one year after termination by reason of death or permanent disability, thirty days after termination for cause and three months after termination for any other reason.

         In order to exercise an option granted under the stock option plan, the optionee must pay the full exercise price of the shares being purchased. Payment may be made either: (i) in cash; (ii) at the discretion of the board of directors, by delivering shares of common stock already owned by the optionee that have a fair market value equal to the applicable exercise price; or (iii) in the form of such other consideration as may be determined by the board of directors and permitted by applicable law.

         Subject to the foregoing, the board of directors has broad discretion to describe the terms and conditions applicable to options granted under the stock option plan. The board of directors may at any time discontinue granting options under the stock option plan or otherwise suspend, amend or terminate the stock option plan and may, with the consent of an optionee, make such modification of the terms and conditions of such optionee's option as the board shall deem advisable. However, the board has no authority to make any amendment or modifications to the stock option plan or any outstanding option which would:
(i) increase the maximum number of shares which may be purchased pursuant to options granted under the stock option plan, either in the aggregate or by an optionee, except in connection with certain antidilution adjustments; (ii) change the designation of the class of employees eligible to receive qualified options; (iii) extend the term of the stock option plan or the maximum option period thereunder; (iv) decrease the minimum qualified option price or permit reductions of the price at which shares may be purchased for qualified options granted under the stock option plan, except in connection with certain antidilution adjustments; or (v) cause qualified stock options issued under the stock option plan to fail to meet the requirements of incentive stock options under Section 422 of the Internal Revenue Code. Any such amendment or modification shall be effective immediately, subject to stockholder approval thereof within 12 months before or after the effective date. No option may be granted during any suspension or after termination of the stock option plan.

         The stock option plan is designed to meet the requirements of an incentive stock option plan as defined in Internal Revenue Code Section 422. As a result, an optionee will realize no taxable income, for federal income tax purposes, upon either the grant of an incentive stock option under the stock option plan or its exercise, except that the difference between the fair market value of the stock on the date of exercise and the exercise price is included as income for purposes of calculating Alternative Minimum Tax. If no disposition of the shares acquired upon exercise is made by the optionee within two years from the date of grant or within one year from the date the shares are transferred to the optionee, any gain realized upon the subsequent sale of the shares will be taxable as a capital gain. In such case, we will be entitled to no deduction for federal income tax purposes in connection with either the grant or the exercise of the option. If, however, the optionee disposes of the shares within either of the periods mentioned above, the optionee will realize earned income in an amount equal to the excess of the fair market value of the shares on the date of exercise (or the amount realized on disposition if less) over the exercise price, and we will be allowed a deduction for a corresponding amount.

         As of the date of this proxy statement, we have granted incentive stock options to purchase 172,058 shares of common stock and non-qualified stock options to purchase 662,941 shares of common stock, which grants are contingent upon approval of the stock option plan by the Company's stockholders. The following table presents certain information with respect to such grants.

                                NEW PLAN BENEFITS

                                                          1999 STOCK OPTION PLAN
                                          --------------------------------------------------------
                                             NO. OF       EXERCISE
          NAME AND POSITION                 OPTIONS         PRICE      VESTING(4)     EXPIRATION
---------------------------------------   -------------   ----------   ------------  -------------
Executive Officer Group(1)                   565,000      $0.68 and    Variable(2)       2004
                                                          $1.50
Non-Executive Officer Director Group(3)      144,999      $0.68 and    Immediate         2004
                                                          $1.50
Non-Executive Officer Employee Group(4)      125,000      $0.68        Variable(5)       2004
Gary L. Dreher, President                    550,000      $0.68 and    Immediate         2004
                                                          $1.50
William M. Thompson III, M.D.                 48,333      $0.68 and    Immediate         2004
                                                          $1.50
Edward R. Arquilla, M.D.                      48,333      $0.68 and    Immediate         2004
                                                          $1.50
Douglas C. MacLellan                          48,333      $0.68 and    Immediate         2004
                                                          $1.50

----------

(1)      Includes Gary L. Dreher and Vivian B. Frazier

(2) The options granted to Mr. Dreher are immediately exercisable. The options granted to Ms. Frazier vest in three annual installments of 5,000 options each commencing on June 30, 2000.

(3) Includes William M. Thompson, III, M.D., Edward R. Arquilla, M.D. and Douglas C. MacLellan

(4)      Includes Thomas V. Tilton, Diane L. Moore and Brian Kyker

(5) All of the options are immediately exercisable except those granted to Mr. Tilton, of which 25,000 options are immediately exercisable and 37,500 options vest on each of June 30, 200 and 2001.

VOTE REQUIRED

The approval of the stock option plan will require the affirmative vote of the holders of at least a majority of the outstanding shares of our common stock and preferred stock, voting together as a group, present or represented at the meeting. The board of directors recommends a vote "FOR" approval of the stock option plan.

ITEM 4:  OTHER MATTERS

         Except for the matters referred to in the accompanying Notice of Annual Meeting, management does not intend to present any matter for action at the Annual Meeting and knows of no matter to be presented at the meeting that is a proper subject for action by the stockholders. However, if any other matters should properly come before the meeting, it is intended that votes will be cast pursuant to the authority granted by the enclosed proxy in accordance with the best judgment of the person or persons acting under the proxy.

                                  ANNUAL REPORT

         Our annual report on Form 10-KSB under the Securities Exchange Act of 1934 for the year ended December 31, 1999, including the financial statements and schedules thereto, which we have filed with the Securities and Exchange Commission, was mailed to stockholders on or about June 6, 2000.

                              STOCKHOLDER PROPOSALS

         All stockholder proposals that are intended to be presented at the 2000 Annual Meeting of stockholders and to be included in the proxy materials for that meeting must be received by our secretary no later than January 1, 2001.

                       REQUEST TO RETURN PROXIES PROMPTLY

         A proxy is enclosed for your use. Please mark, date, sign and return the proxy at your earliest convenience in the envelope provided. A prompt return of your proxy will be appreciated.

                                      By Order of the Board of Directors,



                                      Vivian Frazier,
                                      Secretary

Tustin, California
June 6, 2000

                     AMDL, INC. PROXY - 1999 ANNUAL MEETING
                  SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                      FOR THE ANNUAL MEETING JUNE 28, 2000

The undersigned, a stockholder of AMDL, Inc., a Delaware corporation, appoints Vivian Frazier his, her or its true and lawful agent and proxy, with full power of substitution, to vote all the shares of stock that the undersigned would be entitled to vote if personally present at the Annual Meeting of Stockholders of AMDL, Inc. to be held at 2492 Walnut Avenue, Suite 100, Tustin, California 92780 on Wednesday, June 28, 2000, at 10:00 a.m., and any adjournment thereof, with respect to the following matters which are more fully explained in our proxy statement dated June 6, 2000 receipt of which is acknowledged by the undersigned:

         ITEM 1:  ELECTION OF DIRECTORS.

         ______  FOR all nominees          ______  WITHHOLD AUTHORITY
         (Except as listed below.)        (As to all nominees.)
                                                 ---

            NOMINEES: WILLIAM M. THOMPSON, III, M.D., GARY L. DREHER,
               EDWARD R. ARQUILLA, M.D., AND DOUGLAS C. MACLELLAN

    INSTRUCTION: To withhold authority to vote for any individual nominee(s), write that nominee's name in the space provided below.

          ____________________________________________________________

         ITEM 2:  RATIFICATION OF INDEPENDENT PUBLIC ACCOUNTANTS

                  _____ FOR         _____ AGAINST         _____ ABSTAIN

         ITEM 3:  APPROVAL OF AMDL, INC. 1999 STOCK OPTION PLAN

                  _____ FOR         _____ AGAINST         _____ ABSTAIN

         ITEM 4: OTHER MATTERS. The board of directors at present knows of no other matters to be brought before the Annual Meeting.

This proxy will be voted in accordance with the instructions given. If no direction is made, the shares represented by this proxy will be voted FOR the election of the directors nominated by the board of directors and will be voted in accordance with the discretion of the proxies upon all other matters which may come before the Annual Meeting.

                                      DATED:____________________________, 2000


                                      ------------------------------------------
                                      Signature of Stockholder


                                      ------------------------------------------
                                      Signature of Stockholder

                  PLEASE SIGN AS YOUR NAME APPEARS ON THE PROXY
            Trustees, Guardians, Personal and other Representatives,
                          please indicate full titles.

          IMPORTANT: PLEASE VOTE, DATE, SIGN AND RETURN THE PROXY CARD
                      PROMPTLY USING THE ENCLOSED ENVELOPE

           PLEASE CHECK IF YOU ARE PLANNING TO ATTEND THE MEETING [ ]